UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2010

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Hill International, Inc. 2010 Executive Officer Bonus Plan

On June 4, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Hill International, Inc. (the “Company”), the Company’s stockholders approved the Hill International, Inc. 2010 Senior Executive Bonus Plan (the “Bonus Plan”).

The Bonus Plan is administered by the Compensation Committee of the Board of Directors and its participants are those officers of the Company designated by the Compensation Committee from time to time. The Compensation Committee has designated Irvin E. Richter and David L. Richter as participants in the Bonus Plan for the Company’s fiscal year ending December 31, 2010. The Bonus Plan is effective for the Company’s fiscal year ending December 31, 2010 and shall continue unless and until terminated by the Board of Directors.

The Bonus Plan provides that an award may be paid to any participant in the Bonus Plan based on such participant’s achievement of pre-established performance goals, which shall be established by the Compensation Committee based on one or more of the business criteria set forth in the Bonus Plan and in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. No award may exceed $1.5 million (the “Award Cap”) and in no event will the maximum aggregate amount payable to any participant with respect to awards which have performance periods which end in the same fiscal year exceed two times the Award Cap.

The Bonus Plan is described in detail in the Company’s definitive proxy statement (the “2010 Proxy Statement”) filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. The foregoing description of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Plan, a copy of which is incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.

Approval of Technical Amendments to and an Increase in the Number of Authorized Shares for Issuance under the Hill International, Inc. 2006 Employee Stock Option Plan

On June 4, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Hill International, Inc. (the “Company”), the Company’s stockholders approved technical amendments to the Hill International, Inc. 2006 Employee Stock Option Plan (the “2006 Plan”). In addition, the Company’s stockholders approved an increase in the number of authorized shares for issuance under the 2006 Plan to 4,000,000.

The 2006 Plan is described in detail in the 2010 Proxy Statement. The foregoing description of the 2006 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which is incorporated by reference in Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the Company’s stockholders elected for a term of three years the three directors nominated by the Board of Directors. In addition, the stockholders approved the 2010 Executive Officer Bonus Plan, technical amendments to the Hill International, Inc. 2006 Employee Stock Option Plan and an increase in the authorized shares for issuance under the Hill International, Inc. 2006 Employee Stock Option Plan to 4,000,000 as disclosed in the Company’s 2010 Proxy Statement, as follows:

Item 1 - Election of Director Nominees

Director	For	Withheld	Broker Non-Votes
Irvin E. Richter	34,753,569	1,149,676	0
William J. Doyle	32,335,804	3,567,421	0
Steven M. Kramer	33,924,356	1,978,869	0

Item 2 - Proposal to approve the 2010 Executive Officer Bonus Plan

For	Against	Abstain	Broker Non-Votes
33,354,096	2,516,221	17,168	15,740

Item 3 - Proposal to approve technical amendments to the Hill International, Inc. 2006 Employee Stock Option Plan

For	Against	Abstain	Broker Non-Votes
21,173,678	14,689,245	24,562	15,740

Item 4 - Proposal to approve an increase in the number of authorized shares for issuance under the Hill International, Inc. 2006 Employee Stock Option Plan to 4,000,000

For	Against	Abstain	Broker Non-Votes
17,977,990	17,890,643	18,852	15,740

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item

10.1	Hill International, Inc. 2010 Executive Officer Bonus Plan (incorporated by reference to Appendix A to Hill International, Inc.’s definitive proxy statement on Schedule 14A for the Hill International, Inc. 2010 Annual Meeting of Stockholders held on June 4, 2010 filed with the Securities and Exchange Commission on April 30, 2010).

10.2	Hill International, Inc. 2006 Employee Stock Option Plan (incorporated by reference to Appendix B to Hill International, Inc.’s definitive proxy statement on Schedule 14A for the Hill International, Inc. 2010 Annual Meeting of Stockholders held on June 4, 2010 filed with the Securities and Exchange Commission on April 30, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: June 10, 2010	Title:	Senior Vice President and Chief Financial Officer

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